POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Banking Corporation (the "Corporation"), hereby constitutes and appoints each of Wallace B. Millner, III, Andrew T. Moore, Jr. and David L. Brantley his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on Form S-4 relating to the issuance of shares of the Corporation's Common Stock, $5.00 par value per share and related Rights to Purchase the Corporation's Series A Junior Participating Preferred Stock, $20.00 par value per share, in connection with the proposed acquisition by the Corporation of Pioneer Financial Corporation, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of April, 1994.




                              /s/ Norwood H. Davis, Jr.
                              Norwood H. Davis, Jr., Director

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Banking Corporation (the "Corporation"), hereby constitutes and appoints each of Wallace B. Millner, III, Andrew T. Moore, Jr. and David L. Brantley her true and lawful attorneys-in-fact and agents, for her and in her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on Form S-4 relating to the issuance of shares of the Corporation's Common Stock, $5.00 par value per share and related Rights to Purchase the Corporation's Series A Junior Participating Preferred Stock, $20.00 par value per share, in connection with the proposed acquisition by the Corporation of Pioneer Financial Corporation, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of April, 1994.




                                   /s/ Elizabeth G. Helm
                                   Elizabeth G. Helm,
                                     Director

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Banking Corporation (the "Corporation"), hereby constitutes and appoints each of Wallace B. Millner, III, Andrew T. Moore, Jr. and David L. Brantley his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on Form S-4 relating to the issuance of shares of the Corporation's Common Stock, $5.00 par value per share and related Rights to Purchase the Corporation's Series A Junior Participating Preferred Stock, $20.00 par value per share, in connection with the proposed acquisition by the Corporation of Pioneer Financial Corporation, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of April, 1994.




                                   /s/ Louis B. Thalheimer
                                   Louis B. Thalheimer,
                                     Director

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Banking Corporation (the "Corporation"), hereby constitutes and appoints each of Wallace B. Millner, III, Andrew T. Moore, Jr. and David L. Brantley his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on Form S-4 relating to the issuance of shares of the Corporation's Common Stock, $5.00 par value per share and related Rights to Purchase the Corporation's Series A Junior Participating Preferred Stock, $20.00 par value per share, in connection with the proposed acquisition by the Corporation of Pioneer Financial Corporation, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of April, 1994.



                                   /s/ Stanley I. Westreich
                                   Stanley I. Westreich, Director

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Banking Corporation (the "Corporation"), hereby constitutes and appoints each of Wallace B. Millner, III, Andrew T. Moore, Jr. and David L. Brantley his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on Form S-4 relating to the issuance of shares of the Corporation's Common Stock, $5.00 par value per share and related Rights to Purchase the Corporation's Series A Junior Participating Preferred Stock, $20.00 par value per share, in connection with the proposed acquisition by the Corporation of Pioneer Financial Corporation, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of April, 1994.




                                   /s/ William C. DeRusha
                                   William C. DeRusha, Director

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Banking Corporation (the "Corporation"), hereby constitutes and appoints each of Wallace B. Millner, III, Andrew T. Moore, Jr. and David L. Brantley his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on Form S-4 relating to the issuance of shares of the Corporation's Common Stock, $5.00 par value per share and related Rights to Purchase the Corporation's Series A Junior Participating Preferred Stock, $20.00 par value per share, in connection with the proposed acquisition by the Corporation of Pioneer Financial Corporation, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of April, 1994.



                                   /s/ Robert M. Heyssel
                                   Robert M. Heyssel, Director

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Banking Corporation (the "Corporation"), hereby constitutes and appoints each of Wallace B. Millner, III, Andrew T. Moore, Jr. and David L. Brantley his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on Form S-4 relating to the issuance of shares of the Corporation's Common Stock, $5.00 par value per share and related Rights to Purchase the Corporation's Series A Junior Participating Preferred Stock, $20.00 par value per share, in connection with the proposed acquisition by the Corporation of Pioneer Financial Corporation, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of April, 1994.



                                   /s/ Henry A. Rosenberg, Jr.
                                   Henry A. Rosenberg, Jr.,
                                     Director

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Banking Corporation (the "Corporation"), hereby constitutes and appoints each of Wallace B. Millner, III, Andrew T. Moore, Jr. and David L. Brantley his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on Form S-4 relating to the issuance of shares of the Corporation's Common Stock, $5.00 par value per share and related Rights to Purchase the Corporation's Series A Junior Participating Preferred Stock, $20.00 par value per share, in connection with the proposed acquisition by the Corporation of Pioneer Financial Corporation, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of April, 1994.



                                   /s/ Robert M. Freeman
                                   Robert M. Freeman, Chairman
                                     of the Board and Chief
                                     Executive Officer

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Banking Corporation (the "Corporation"), hereby constitutes and appoints each of Wallace B. Millner, III, Andrew T. Moore, Jr. and David L. Brantley his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on Form S-4 relating to the issuance of shares of the Corporation's Common Stock, $5.00 par value per share and related Rights to Purchase the Corporation's Series A Junior Participating Preferred Stock, $20.00 par value per share, in connection with the proposed acquisition by the Corporation of Pioneer Financial Corporation, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of April, 1994.



                                   /s/ Malcolm S. McDonald
                                   Malcolm S. McDonald
                                     President, Chief Operating
                           Officer and Director

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Banking Corporation (the "Corporation"), hereby constitutes and appoints each of Wallace B. Millner, III, Andrew T. Moore, Jr. and David L. Brantley his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on Form S-4 relating to the issuance of shares of the Corporation's Common Stock, $5.00 par value per share and related Rights to Purchase the Corporation's Series A Junior Participating Preferred Stock, $20.00 par value per share, in connection with the proposed acquisition by the Corporation of Pioneer Financial Corporation, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of April, 1994.



                                   /s/ William R. Harvey
                                   William R. Harvey, Director

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Banking Corporation (the "Corporation"), hereby constitutes and appoints each of Wallace B. Millner, III, Andrew T. Moore, Jr. and David L. Brantley his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on Form S-4 relating to the issuance of shares of the Corporation's Common Stock, $5.00 par value per share and related Rights to Purchase the Corporation's Series A Junior Participating Preferred Stock, $20.00 par value per share, in connection with the proposed acquisition by the Corporation of Pioneer Financial Corporation, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of April, 1994.



                                   /s/ J. Henry Butta
                                   J. Henry Butta, Director

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Banking Corporation (the "Corporation"), hereby constitutes and appoints each of Wallace B. Millner, III, Andrew T. Moore, Jr. and David L. Brantley his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on Form S-4 relating to the issuance of shares of the Corporation's Common Stock, $5.00 par value per share and related Rights to Purchase the Corporation's Series A Junior Participating Preferred Stock, $20.00 par value per share, in connection with the proposed acquisition by the Corporation of Pioneer Financial Corporation, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of April, 1994.



                                   /s/ David S. Norris
                                   David S. Norris, Executive
                                     Vice President and
                                     Controller
                                     (Chief Accounting Officer)

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Banking Corporation (the "Corporation"), hereby constitutes and appoints each of Wallace B. Millner, III, Andrew T. Moore, Jr. and David L. Brantley his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on Form S-4 relating to the issuance of shares of the Corporation's Common Stock, $5.00 par value per share and related Rights to Purchase the Corporation's Series A Junior Participating Preferred Stock, $20.00 par value per share, in connection with the proposed acquisition by the Corporation of Pioneer Financial Corporation, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of April, 1994.



                                   /s/ Wallce B. Millner, III
                                   Wallace B. Millner, III,
                                     Senior Executive Vice
                                     President
                                     (Chief Financial Officer)